EXHIBIT 99.1

Chartwell International Reports First Quarter Revenues of $1.55 million

MORRISTOWN, N.J., Oct. 30 /PRNewswire-FirstCall/ -- Chartwell International, Inc. (OTC Bulletin Board: CHWN - News) today announced results for its first quarter of fiscal 2007.

“We are pleased to report an excellent start to our fiscal year with revenues of $1.55 million from our rail-based solid waste transportation and other waste logistics services that commenced during the quarter,” said Paul Biberkraut, Chief Financial Officer.

“Chartwell, which was restructured and is under new management, effectively commenced operations in late 2005. We are pursuing a growth strategy through successful acquisitions of assets, properties and access rights that can be synergistically combined and strategic relationships with those companies that focus on waste by rail services, rail transportation logistics, and disposal options, including solid waste management.

“In our first year of operation, we acquired a unique portfolio of assets and properties at a reasonable price, which we believe to be substantially below intrinsic value and replacement cost, with a view toward developing and monetizing these assets for future revenue and profitability over time: a short-line railroad in one of the nation’s largest and most dynamic marketplaces, which simply can’t be replicated today; significant mineral resources and a fleet of railcars.

“During this quarter we began to execute on our growth strategy by commencing operations at our transload facility in Passaic, New Jersey and providing other solid waste management services in the Northeast markets.

“At the same time, our management is in the development process to monetize Chartwell’s existing coal, quarry limestone and clay resources. We also expect to acquire additional mineral resources and expand operations through various entitlements for mining activities and industrial commercial uses.

“Chartwell has established an experienced core management team with industry specific knowledge to execute on our business strategy and to take the Company to the next level of growth and development. Most importantly we have commenced revenue generating operations,” said Imre Eszenyi, Chairman.

Chartwell International, Inc. is a multi-industry holding company that through its wholly-owned subsidiaries is developing natural resources, rail-based transportation industries and related infrastructures. Chartwell is pursuing a growth strategy through successful acquisitions of assets, properties and access rights that can be synergistically combined and strategic relationships with those companies that focus on waste by rail services, rail transportation logistics, and disposal options, including landfill management.

Included in this press release are statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including express and implied statements concerning future results of operations, expansion plans and expectations. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that the expectations reflected in such forward looking statements will prove to be correct. These forward-looking statements are subject to certain risks and uncertainties, including market, regulatory, environmental and other conditions that may affect our ability to execute our strategy developing natural resources, rail-based transportation industries and related infrastructures and control our operating costs, changes in investment recommendations by financial advisors and risks identified in its SEC filings. Our actual results could differ materially from those anticipated in the forward looking statements as a result of certain factors including revenue levels, operating costs, competition trends, customer preferences and other market factors. Past revenue performance may not be indicative of future results. No assurances are given that revenue trends will continue. For more detailed information, you should refer to our annual report on Form 10-KSB and other related documents filed with the Securities and Exchange Commission.